IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

AlphaCentric LifeSci Healthcare Fund CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX (the “Fund”)

July 15, 2022

The following information supplements certain information contained in the Fund’s Summary Prospectus and Prospectus , each dated August 1, 2021 as supplemented December 10, 2021.

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Effective September 13, 2022, the Fund's 80% policy regarding its investment in companies in the life sciences and healthcare sectors will change as follows:

Current Policy: " Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in the securities of companies in the life sciences and healthcare sectors, which the Fund defines to be the category of companies related to producing or supplying facilities, supplies, technology, pharmaceuticals, equipment, devices or services for the preservation and care of a person’s health."

New Policy: " Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in the securities of companies in the life sciences and healthcare sectors, which the Fund defines to be the category of companies related to producing or supplying facilities, supplies, technology, pharmaceuticals, equipment, devices or services for the preservation and care of a person’s or animal’s health."

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2021, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.